Exhibit (8d)(i)

Amendment No. 2 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

The participation agreement, dated as of September 16, 2002 and as amended on December 31, 2002, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (the "Agreement") is hereby amended as follows:

Schedule D of the Agreement is deleted in its entirety and is replaced with the following:

Schedule D

Contracts of the Company
#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
01	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
02	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
03	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
04	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
05	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
06	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
07	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund
08	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVA-CERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
09	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
10	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
11	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00-1 REF-GR-CERT-00-1 REF-INDMVAPR-00-1 REF-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
12	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
13	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MVAPR-02 FAII-GR-CERT-02 FAII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
14	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: FIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
15	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund
16	Sun Life Assurance Company of Canada (U.S.)	Futurity III Annuity Contract Yes #333-30844 Form ID: RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
17	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
18	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
19	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
20	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
21	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
22	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
23	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
24	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
25	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
26	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
27	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
28	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
29	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
30	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
31	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-II-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund
32	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Charter Annuity Contract Yes #333-102278 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund
33	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Annuity Contract Yes #333-102279 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund
34	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (N.Y.) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
35	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (N.Y.) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
36	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (N.Y.) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund
37	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Charter Annuity Contract Yes #333-75729 Form ID: DVA(1)/CERT DVA(1)/IND DVA(1)	Keyport Variable Account A Yes #811-07543	Class 2 Shares: Templeton Developing Markets Securities Fund
38	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Annuity Contract Yes #333-75747 Form ID: DVA(1)/CERT DVA(1)/IND DVA(1)	Keyport Variable Account A Yes #811-07543	Class 2 Shares: Templeton Developing Markets Securities Fund
38	Sun Life Assurance Company of Canada (U.S.)	Masters Now Annuity Contract Yes #333-56306 Form ID: VIA(1)/CERT VIA(1)/IND VIA(1)	Keyport Variable Account A Yes #811-07543	Class 2 Shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

All other terms and provisions if the Agreement not amended herein shall remain in full force and effect.

Effective Date as of October 31, 2003

IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

The Company:	Sun Life Assurance Company of Canada (U.S.)

By:
For the President

Name: Philip K. Polkinghorn
Title: Vice President, Annuities

By:
For the Secretary

Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

The Company:	Sun Life Insurance and Annuity Company of New York

By:
For the President

Name: Philip K. Polkinghorn
Title: Vice President, Annuities

By:
For the Secretary

Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

Distributor for the Company:	Clarendon Insurance Agency, Inc.

By:
For the President

Name: George E. Maden
Title: Secretary and Clerk

By:
For the Secretary

Name: William T. Evers
Title: Assistant Secretary

The Trust:	Franklin Templeton Variable Insurance Products Trust
Only on behalf of each
Portfolio listed on
Schedule C hereof.

By:
Name:
Title:

The Underwriter:	Franklin/Templeton Distributors, Inc.

By:
Name:
Title: